UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2006

JAMES RIVER COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)    Appointment of new executive officer.

On August 22, 2006, James River Coal Company (the “Company”) announced that Michael E. Weber, 53, has been appointed as Senior Vice President and Chief Commercial Officer of the Company. Mr. Weber will join the Company on September 11, 2006. There is no family relationship between Mr. Weber and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the type required to be disclosed under Item 401(d) of Regulation S-K. There are no relationships or related transactions between Mr. Weber and the Company of the type required to be disclosed under Item 404(a) of Regulation S-K.

Since 2005, Mr. Weber has been a sales and marketing consultant to the energy industry at MJB Enterprises, LLC, a consulting firm, which he owns. Prior to founding MJB Enterprises, LLC, Mr. Weber served in several positions with Progress Fuels Corporation and its predecessor companies from 1990 to 2005. His most recent position with Progress Fuels Corporation was as Director - Coal Sales. Prior to joining Progress Fuels Corporation, Mr. Weber was Regional Sales Manager with Enoxy/AGIP Coal Sales, Inc. from 1984 to 1990, was Regional Sales Manager with Industry Fuels Corporation from 1980 to 1984, and was Sales Representative with New River Fuel Company from 1979 to 1980. Mr. Weber earned a B.S. degree in Business Administration from The Ohio State University.

A copy of the press release regarding the appointment is attached hereto as Exhibit 99.1.

(d)    Election of new directors.

On August 22, 2006, the Board of Directors (the “Board”) of the Company elected W. Douglas Blackburn, Jr., Ronald J. FlorJancic and Matthew Goldfarb as directors (collectively, the “New Directors”).

W. Douglas Blackburn, Jr., 55, has been an energy industry consultant for the last five years at BLACKACRELLC, an energy industry consulting firm, which he founded. Prior to founding BLACKACRELLC, he was the Senior Vice President, Operations of the publicly traded Zeigler Coal Holding Company from 1994-1998. Prior to that he held a similar position with Mapco Coal Inc. from 1990-1992. From 1986 until 1989 he attended Harvard Law School, where he earned a JD degree. Prior to that Mr. Blackburn managed several subsidiaries of the AT Massey Coal Company from 1978 until 1990. Mr. Blackburn earned a B.S.E.M. degree in Mining Engineering from the WVU School of Mines in 1973 and a M.B.A. degree from the COGS School of Business in 1978.

Ronald J. FlorJancic, 56, is a Principal and Partner at CCS, Inc., a management consulting firm. Mr. FlorJancic has been a consultant to the coal, coalbed methane, energy and telecommunications industries since 2003. Prior to that, Mr. FlorJancic spent 30 years with CONSOL Energy Inc. in various positions of operations, safety, coal trading, transportation and distribution, and sales and marketing. He was chief mergers and acquisitions head and an active principal in CONSOL Energy's IPO. Mr. FlorJancic retired from CONSOL Energy in 2003 as Executive Vice President. Mr. FlorJancic earned his B.S. in Business with honors (1972) and his M.B.A. (1974) from Indiana University. Mr. FlorJancic attended the Executive Management Program at Emory University.

Matthew Goldfarb, 34, has been a Director and Senior Investment Analyst at Pirate Capital, an investment manager, since January 2005. Prior to joining Pirate Capital, Mr. Goldfarb was counsel at Icahn Associates Corp., an investment firm, from July 2000 to January 2005. Prior to that, Mr. Goldfarb was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Goldfarb earned his B.A. in Economics from the University of Wisconsin in 1993, and earned his J.D. from Fordham Law School in 1997. Mr. Goldfarb also serves as a director of CKE Restaurants, Inc., a quick-service restaurant operator.

The New Directors were elected pursuant to an agreement entered into on August 22, 2006 between the Company and Pirate Capital LLC (the “Agreement”). Pursuant to the Agreement, the Company agreed to elect each of the New Directors and to nominate and recommend them for re-election by the Company’s shareholders at the Company’s 2006 annual meeting. Mr. Blackburn will be nominated and recommended for re-election to a term to expire at the Company’s 2007 annual meeting. Mr. FlorJancic will be nominated and recommended for re-election to a term to expire at the Company’s 2008 annual meeting. Mr. Goldfarb will be nominated and recommended for re-election to a term to expire at the Company’s 2009 annual meeting. The Board agreed to amend the Company’s Bylaws to provide that the Board will consist of seven directors.

Also pursuant to the Agreement, Pirate Capital LLC agreed to vote all shares of common stock of the Company beneficially owned or controlled by it in favor of the re-election of Joseph H. Vipperman at the 2006 annual meeting to serve a term to expire at the Company’s 2009 annual meeting, and to withdraw all proposals that it previously had indicated it intended to present at the Company’s 2006 annual meeting and to not reintroduce any such proposals or make any other proposals at such 2006 annual meeting.

It is expected that the New Directors will become members of one or more committees of the Board. Such committee memberships have not yet been determined, but will be disclosed in an amendment to this Form 8-K by the Company following such determination. There are no relationships or related transactions between any of the New Directors and the Company of the type required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release regarding the elections is attached hereto as Exhibit 99.2.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective August 22, 2006, the Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the size of the Board from five to seven directors. A copy of the Bylaws, as amended and restated, is attached hereto as Exhibit 3.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws
99.1	Press release dated August 22, 2006 regarding new officer
99.2	Press release dated August 22, 2006 regarding new directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY (Registrant) By: /s/ Samuel M. Hopkins II Samuel M. Hopkins II Vice President and Chief Accounting Officer
Date: August 28, 2006

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated Bylaws
99.1	Press release dated August 22, 2006 regarding new officer
99.2	Press release dated August 22, 2006 regarding new directors